EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Elizabeth H. Dávila, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of VISX, Incorporated on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such condensed consolidated interim financial statements fairly presents in all material respects the financial condition and results of operations of VISX, Incorporated.

/s/Elizabeth H. Dávila Elizabeth H. Davila Chief Executive Officer August 12, 2002

I, Timothy R. Maier, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of VISX, Incorporated on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such condensed consolidated interim financial statements fairly presents in all material respects the financial condition and results of operations of VISX, Incorporated.

/s/Timothy R. Maier Timothy R. Maier Chief Financial Officer August 12, 2002